EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Anixter International Inc. (the “Company”) on Form 10-Q for the period ending July 3, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Theodore A. Dosch, Executive Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 28, 2015	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President-Finance and
Chief Financial Officer